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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 14, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       001-31810                 22-3720962
 (State or other jurisdiction     (Commission File Number)   (IRS Employer
     of incorporation)                                       Identification No.)


55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                            07960
(Address of principal executive offices)                            (Zip Code)


                                 (973) 290-0080
              (Registrant's telephone number, including area code)

          ------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 14, 2005, Christie/AIX, Inc. ("Christie/AIX"), a Delaware corporation and an indirect wholly-owned subsidiary of Access Integrated Technologies, Inc., (the "Company"), a Delaware corporation, entered into a non-exclusive Digital Cinema Deployment Agreement (the "Agreement") with Buena Vista Pictures Distribution ("Buena Vista"), a motion picture, television feature and home entertainment distribution company owned by The Walt Disney
Company, and Christie Digital Systems USA, Inc. ("Christie"), a California Corporation and a leading provider of digital cinema projection systems ("Digital Systems"). The Agreement provides that Buena Vista will distribute Walt Disney Pictures and Touchstone Pictures movie releases in digital format to theaters equipped with Digital Systems. Buena Vista will pay a virtual print fee to Christie/AIX for each digital print shown on a Digital System. The number of digital titles Buena Vista is required to distribute during the term of the agreement and the amount of the virtual print fee Buena Vista is required to pay will depend on the number of fully operable Digital Systems that Christie/AIX deploys during the next twenty-four months. The Agreement, effective through 2020, constitutes the first such agreement contemplated by the Company, Christie and Christie/AIX pursuant to their Framework Agreement, entered into in June 2005, which was aimed at facilitating the deployment of Digital Systems.

     On September 15, 2005, the Company issued a press release announcing the Agreement. A copy of the release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.               DESCRIPTION
-----------               -----------------------------------------------------

99.1 Press release of Access Integrated Technologies, Inc., dated September 15, 2005.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            ACCESS INTEGRATED TECHNOLOGIES, INC.



                                            By: /s/ Gary S. Loffredo
                                                -----------------------
                                                Name:  Gary S. Loffredo
                                                Title: Senior Vice President
                                                       - General Counsel

                                            Dated: September 16, 2005

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